UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Avenue, Suite 2400

New York, NY 10151

 (Address of principal executive offices)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports           will be made available on the Fund’s website www.pinnaclevaluefund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

ANNUAL REPORT

DECEMBER 31, 2019

www.pinnaclevaluefund.com

PINNACLE VALUE FUND                                                                                                                                        1

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Pinnacle Value Fund Annual Report                                                                   December 31, 2019

Dear Fellow Shareholders,

Total Return	2019	2018	2017	2016	2015
Pinnacle Value Fund	10.7%	(11.8)%	(0.1)%	16.5%	(6.0)%
Russell 2000	26.5	(11.0)	14.6	21.4	(4.4)
S&P 500	32.6%	(4.4)%	21.8%	12.0%	1.4%

(all returns include dividend reinvestment. Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Fund Performance

Our Fund rose 10.7% in 2019 while the benchmark R2000 rose 26.5%.  Our underperformance was driven by a few factors.  First, our cash levels remained high throughout the year. The market provided very few opportunities to deploy cash in meaningful amounts at reasonable valuations. Proceeds from positions sold were temporarily placed in government money market funds yielding 1.5%. Next, investors favored high growth companies in high growth industries like IT, technology, healthcare and biotech.  Already enthusiastic about high priced growth stocks, many turned euphoric driving prices even higher. Finally, we had some positions which did not meet expectations, we are monitoring these closely.

While disappointed with our relative results, we feel our portfolio is well positioned for the current market cycle.  Most positions have specific potential catalysts that, if realized, should trigger upside moves. Capable managements are critical to the Fund’s success and we are pleased with the caliber of most of our management teams.  Virtually all of our companies have viable business models and strong balance sheets providing the ability to weather economic storms.  Finally, cash provides the capital to exploit any potential dislocations that may occur.

Contributors to and Detractors from Performance

As shown on the following page, there were several contributors to Fund performance. The strongest was Dorian LPG, an operator of seaborne vessels that transport liquid petroleum gas (propane, butane) around the globe to satisfy growing demand for heating, cooking and industrial use purposes.  Dorian has a new, efficient and environmentally friendly fleet that’s captured growing LPG volumes and higher shipping rates.  ERA Group prospered as the market recognized ERA’s strong presence in the global helicopter market. While their core business of flying roughnecks to offshore oil & gas rigs is rebounding slowly, ERA also has a strong presence in search and rescue (SAR) a growing market as more governments and businesses seek fast responses to unanticipated “events”. Long term holding Powell Industries also contributed strong results.  Powell makes electrical equipment/systems to facilitate electricity transmission from generators (utilities/independent power producers) to industrial users, mostly in the energy field. The US Gulf Coast is undergoing a massive buildout of energy infrastructure including pipelines, petrochemical plants and LPG/LNG terminals to accommodate oil and natural gas production. All of these require huge amounts of electricity which Powell helps facilitate.

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Our biggest detractor was Williams Industrial Services, a provider of construction, maintenance and support services to energy, power and industrial end markets. After a long restructuring Williams is now profitable and is on the cusp of completing a refinancing to shore up the balance sheet.  San Juan Royalty Trust was hurt by low natural gas prices which reduced distributions to shareholders, a situation we view as temporary. Gulf Island Fabrication, a provider of offshore marine services, was hurt by poorly executed, unprofitable contracts and recently hired an experienced CEO committed to implementing policies/procedures to ensure that only high potential projects are bid upon. Freightcar America builds freight railcars for railroads and leasing firms. Their core coal car market has declined in recent years and a new CEO is rationalizing costs and diversifying their product line to include more popular car types.

Outlook

A strong market year always raises the question: What could go wrong? For starters, the economic acceleration expected in 2020 might not show up. Much of the 2019 rally was driven by expanding P/E multiples fostered by near record low interest rates. Since rates probably won’t go much lower in 2020, we’ll need some strong earnings growth to sustain the rally. Another by-product of easy money is an explosion of debt which exists at multiple levels- corporate, government and personal. Any major default may lead to a contraction of credit, the lifeblood of any economy. Next, the trade wars could heat up again with China or other nations leading to renewed economic uncertainty. Or, inflation might exceed the Fed’s target rate leading to a RISE in rates which is rarely good for the market.  Finally, we have growing geo-political risks and a major election in 2020 with possible policy and tax changes as a result. Stay tuned.

By now you should have received your year end statement. Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash as opportunities become available and are searching diligently for such opportunities. Your portfolio manager recently bought additional Fund shares and remains a major shareholder.

John E. Deysher                                                                               Pinnacle Value Fund

President & Portfolio Manager                                                      745 Fifth Ave.- 2400

212-605-7100                                                                                    New York, NY  10151

PINNACLE VALUE FUND                                                                                                                                        3

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TOP 10 POSITIONS	% net assets

1. Dorian LPG- fleet of liquid petroleum gas tankers	10.1%
2. ERA Group- helicopter services	8.6
3. Gulf Island Fabrication- marine goods & services	5.1
4. Williams Industrial Services-engineering/design/construction	4.1
5. Seacor Marine- offshore supply vessels	2.6
6. Buckle- young adult apparel retailer	2.6
7. Powell Industries- electrical equipment	2.5
8. Sprott Gold Miners- gold miner ETF	2.4
9. Weyco Group- shoe retailer & wholesaler	2.3
10. Costar Technologies- security services	2.2
Total	42.5%

YTD TOP 5 Contributors (includes dividends)
1. Dorian LPG	7.69%
2. ERA Group	1.70
3. Powell Industries	1.40
4. Buckle	0.94
5. Sprott Gold Miners ETF	0.67%

YTD TOP 5 Detractors (net of dividends received)
1. Williams Industries	-1.36%
2. San Juan Royalty Trust	-1.09
3. Gulf Island Fabrication	-0.82
4. Freightcar America	-0.82
5. Christopher & Banks	-0.69%

SECURITY CLASSIFICATIONS
Government Money Market Funds	38.9%
Energy	13.8
Transportation	10.4
Construction & Fabrication	9.2
Industrial Goods & Services	7.0
Consumer Goods & Services	6.7
Closed end & Exchange traded funds	4.8
Insurance	4.1
Financial Services	2.4
Real Estate	1.9
Banks & Thrifts	0.8
Total	100.0%

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Schedule of Investments
December 31, 2019
Shares/ Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Banks & Thrifts
17,807	Hope Bancorp, Inc.	$ 65,849	$ 264,612	0.86%

Construction & Fabrication
311,547	Gulf Island Fabrication, Inc. *	1,899,740	1,579,543
734,290	Williams Industrial Service Group, Inc. *	1,251,726	1,262,979
		3,151,466	2,842,522	9.20%
Energy
260,219	Era Group, Inc. *	2,324,541	2,646,427
64,784	Permian Basin Royalty Trust	349,329	250,066
201,242	San Juan Basin Royalty Trust	802,736	511,155
59,004	Seacor Marine Holdings, Inc. *	715,649	813,665
		4,192,255	4,221,313	13.67%
Financial Services
41,289	BKF Capital Group, Inc. (a) *	544,385	495,468
21,007	SWK Holdings Corp. *	174,269	252,084
		718,654	747,552	2.42%
Footwear & Accessories
27,105	Weyco Group, Inc.	671,962	716,927	2.32%

Furniture & Fixtures
26,136	Flexsteel Industries, Inc.	405,030	520,629	1.69%

Insurance
29,590	Atlas Financial Holdings, Inc. *	42,690	12,771
110,311	First Acceptance Corp. *	91,075	87,697
30,000	Genworth Financial, Inc. *	87,875	132,000
9,784	Independence Holding Co.	41,636	411,711
6,233	Kansas City Life Insurance Co.	239,205	209,117
26,234	National Security Group, Inc. (a)	207,629	401,380
		710,110	1,254,676	4.06%
Power Equipment
68,010	LSI Industries, Inc.	237,153	411,461
15,731	Powell Industries, Inc.	363,175	770,662
		600,328	1,182,123	3.83%
Real Estate
17,407	Getty Realty Corp.	221,221	572,168
3,255	Regency Affiliates, Inc. (a)	12,760	20,344
		233,981	592,512	1.92%
Retail
30,035	The Buckle, Inc.	$ 467,450	$ 812,146	2.63%

Security Services
63,921	Costar Technologies, Inc. (a) *	453,999	696,100	2.25%

Steel Works, Blast Furnaces, & Rolling Mills

PINNACLE VALUE FUND                                                                                                                                        5

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45,953	Friedman Industries, Inc.	256,265	276,637	0.90%

The accompanying notes are an integral part of the financial statements.

Schedule of Investments
December 31, 2019
Shares/ Principal Amount		Basis	Market Value	% of Net Assets

Transportation
200,773	Dorian LPG Ltd. *	1,367,366	3,107,966
47,337	FreightCar America, Inc. *	339,892	97,988
		1,707,258	3,205,954	10.38%

Total for Common Stock		$13,634,607	$17,333,703	56.13%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	70,617
29,200	Sprott Gold Miners ETF	551,481	734,380
20,200	Sprott Junior Gold Miners ETF	588,824	686,598

Total for Closed-End & Exchange Traded Funds		$ 1,197,075	$ 1,491,595	4.83%

WARRANTS

Energy
9,414	Tidewater, Inc. *	18,035	5,083
13,355	Tidewater, Inc. Class A *	94,078	21,789
14,438	Tidewater, Inc. Class B *	84,269	17,037

Total for Warrants		$ 196,382	$ 43,909	0.14%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 1.51% **	1,000,000	1,000,000
11,501,186	First American Government Obligation Fund Class Z 1.48% **	11,501,186	11,501,186

Total for Short Term Investments		$12,501,186	$12,501,186	40.47%

	Total Investments	$27,529,250	$31,370,393	101.57%

	Liabilities in excess of other assets		(484,162)	(1.57)%

	Net Assets		$30,886,231	100.00%

(a) Level 2 Security

* Non-Income producing securities.

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** Variable rate security; the money market rate shown represents the yield at December 31, 2019.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        7

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Statement of Assets and Liabilities
December 31, 2019

Assets:
Investment Securities at Market Value (Identified Cost $27,529,250)	$ 31,370,393
Cash	1,000
Receivables:
Dividends and Interest	42,950
Shareholder Subscriptions	7,976
Prepaid Expenses	3,893
Total Assets	31,426,212
Liabilities:
Payable to Advisor	504,084
Shareholder Redemptions	8,432
Accrued Expenses	27,465
Total Liabilities	539,981
Net Assets	$ 30,886,231

Net Assets Consist of:
Paid-In Capital	$ 27,713,166
Distributable Earnings	3,173,065
Net Assets	$ 30,886,231
Net Asset Value and Redemption Price
Per Share ($30,886,231/2,164,793 shares outstanding), no par value, unlimited
shares authorized	$ 14.27

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The accompanying notes are an integral part of the financial statements.

Statement of Operations
For the year ended December 31, 2019

Investment Income:
Dividends	$ 283,121
Interest	283,515
Total Investment Income	566,636
Expenses:
Investment Advisor Fees (Note 3)	419,547
Transfer Agent & Fund Accounting Fees	44,058
Insurance Fees	15,739
Custodial Fees	14,013
Audit Fees	15,399
Registration Fees	9,827
Trustee Fees	10,001
Legal Fees	2,000
Miscellaneous Fees	4,304
Printing & Mailing Fees	2,500
Total Expenses	537,388
Advisory Fees Waived by Advisor	(121,198)
Net Expenses	416,190

Net Investment Income	150,446

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(829,835)
Capital Gain Distributions from Regulated Investment Companies	12,636
Change in Unrealized Appreciation on Investments	4,081,643
Net Realized and Unrealized Gain on Investments	3,264,444

Net Increase in Net Assets from Operations	$ 3,414,890

PINNACLE VALUE FUND                                                                                                                                        9

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The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2019	12/31/2018
From Operations:
Net Investment Income	$ 150,446	$ 166,403
Net Realized Gain (Loss) on Investments	(829,835)	2,359,406
Capital Gain Distributions from Regulated Investment Companies	12,636	12,573
Net Change In Unrealized Appreciation (Depreciation)	4,081,643	(8,174,454)
Net Increase (Decrease) in Net Assets from Operations	3,414,890	(5,636,072)

From Distributions to Shareholders:
Distributions (a)	(752,209)	(1,698,768)
Total Distributions to Shareholders	(752,209)	(1,698,768)

From Capital Share Transactions:
Proceeds From Sale of Shares	1,081,589	1,150,821
Shares issued in Reinvestment of Dividends	684,590	1,586,096
Cost of Shares Redeemed (b)	(9,576,364)	(19,939,305)
Net Decrease from Shareholder Activity	(7,810,185)	(17,202,388)

Net Decrease in Net Assets	(5,147,504)	(24,537,228)

Net Assets at Beginning of Year	36,033,735	60,570,963
Net Assets at End of Year	$ 30,886,231	$ 36,033,735

Share Transactions:
Issued	77,808	75,710
Reinvested	49,287	119,345
Redeemed	(689,536)	(1,344,313)
Net decrease in shares	(562,441)	(1,149,258)
Shares outstanding beginning of Year/Period	2,727,234	3,876,492
Shares outstanding end of Year/Period	2,164,793	2,727,234

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(a)The SEC eliminated the requirements to disclose components of distributions paid to shareholders effective November 5, 2018.

(b) Net of Redemption Fees of $1,516 for the year ended December 31, 2019, and $4,757 for the year ended December 31, 2018.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Selected data for a share outstanding throughout the year:

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Net Asset Value -
Beginning of Year	$ 13.21	$ 15.63	$16.12	$14.79	$17.22
Net Investment Income (Loss) *	0.06	0.05	(0.01)	(0.09)	-(a)
Net Gains or Losses on Securities
(realized and unrealized)	1.34	(1.88)	(0.01)	2.53	(1.04)
Total from Investment Operations	1.40	(1.83)	(0.02)	2.44	(1.04)

Distributions from Net Investment Income	-(a)	(0.06)	-	-	-
Distributions from Capital Gains	(0.34)	(0.53)	(0.47)	(1.11)	(1.39)
Total Distributions	(0.34)	(0.59)	(0.47)	(1.11)	(1.39)

Paid-in Capital from Redemption Fees (Note 2) (a)	-	-	-	-	-

Net Asset Value -
End of Year	$ 14.27	$ 13.21	$15.63	$16.12	$14.79

Total Return	10.66%	(11.75)%	(0.06)%	16.51%	(5.99)%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 30,886	$ 36,034	$ 60,571	$ 67,978	$ 58,974

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.60%	1.50%	1.44%	1.45%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	0.09%	0.15%	(0.07)%	(0.56)%	(0.02)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	1.33%	1.44%	1.45%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	0.45%	0.32%	(0.07)%	(0.56)%	(0.02)%

Portfolio Turnover Rate	19.50%	31.51%	23.37%	43.04%	29.23%

PINNACLE VALUE FUND                                                                                                                                        11

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* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

December 31, 2019

 1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at December 31, 2019:

Level 1	Level 2	Level 3	Total

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Equity (a)	$ 15,720,411	$ 1,613,292	-	$ 17,333,703
Closed-end & Exchange Traded Funds	1,491,595	-	-	1,491,595
Warrants	43,909	-	-	43,909
Money Market Funds	12,501,186	-	-	12,501,186
Investments at Market	$ 29,757,101	$ 1,613,292	-	$ 31,370,393

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended December 31, 2019. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year ended December 31, 2019, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At December 31, 2019 the Fund held approximately 40% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of December 31, 2019 the Fund had approximately 37% of its assets in First American Government Obligation Fund - Class Z (Ticker: FGZXX). The investment in this fund is approximately 0.06% of the fund’s net assets which was approximately $20.4 billion dollars at December 31, 2019. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2019 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended December 31, 2019 and year ended December 31, 2018, $1,516 and $4,757, of early redemption fees, respectively, were returned to the Fund through shareholder redemptions.

PINNACLE VALUE FUND                                                                                                                                        13

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3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter.  For the year ended December 31, 2019, Adviser earned $419,547 in fees, and waived $121,198 of such fees, which is paid yearly.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2020.

 Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser is entitled to recoup $87,199 through Dec. 31, 2021, and $121,198 through Dec. 31, 2022.

4.)

PURCHASES AND SALES OF SECURITIES

For year ended December 31, 2019, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $4,016,681 and $11,376,385, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2019.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the year ended December 31, 2019 the Fund paid a long-term capital gain distribution of $0.315 per share, a short-term capital gain distribution of $0.022, and an ordinary income distribution of $0.002 per share.

For the year ended December 31, 2018 the Fund paid a long-term capital gain distribution of $0.495 per share, a short-term capital gain distribution of $0.037, and an ordinary income distribution of $0.056 per share.

The tax nature of distributions paid during the year ended December 31, 2019, and the year ended December 31, 2018:

	2019	2018
Ordinary Income	$54,700	$ 652,094
Long Term Capital Gain	$697,509	$ 1,141,279
	$752,209	$1,793,373

At December 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 27,546,430

Gross tax unrealized appreciation	$ 5,194,659
Gross tax unrealized depreciation	(1,353,517)
Net tax unrealized appreciation	3,823,963
Undistributed ordinary income	150,441
Accumulated capital and other gains - net	(801,339)
Total Distributable Earnings	$ 3,173,065

At December 31, 2019, the Fund had non-expiring capital loss carryforwards as follows: $499,705 short-term  and $157,508 long-term.  The Fund had post-October losses of $144,126.

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

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BERTOLET CAPITAL TRUST

8.) NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.”  ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820.  In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements.  ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Table of Contents

   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    To the Board of Trustees and
      Philadelphia, Pennsylvania

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of Bertolet Capital Trust

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust, including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our

PINNACLE VALUE FUND                                                                                                                                        15

BERTOLET CAPITAL TRUST

opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 21, 2020

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (64)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (87)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (64)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (54)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

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BERTOLET CAPITAL TRUST

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900, Philadelphia PA 19102

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2019	December 31, 2019	July 1, 2019 to December 31, 2019

Actual	$1,000.00	$1,063.18	$6.45
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.95	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR YEAR ENDED DECEMBER 31, 2019

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	10.66%	-0.81%	1.34%	5.30%
Russell 2000 Index	25.52%	8.59%	8.23%	11.83%

Chart assumes an initial investment of $10,000 made on 1/1/2010.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

PINNACLE VALUE FUND                                                                                                                                        17

BERTOLET CAPITAL TRUST

Pinnacle Value Fund $16,763
Russell 2000 Index $30,580
40,000
38,000
36,000
34,000
32,000
30,000
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
1/1/2010
6/30/2010
12/31/2010
6/30/2011
12/31/2011
6/30/2012
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
6/30/2017
12/31/2017
6/30/2018
12/31/2018
6/30/2019
12/31/2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports           will be made available on the Fund’s website www.pinnaclevaluefund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

ANNUAL REPORT

DECEMBER 31, 2019

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/19      FYE 12/31/18

Audit services                                                                        $12,600                 $12,600

Tax services                                                                             $2,800                   $2,800

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/19    FYE 12/31/18

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

ITEM 13.  EXHIBITS.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(2)

EX-99.906CERT.  Filed herewith.

Table of Contents

  SIGNATURES
  By /s/ John E. Deysher

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 5, 2020